UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2006

K2 INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	1-4290	95-2077125
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5818 El Camino Real, Carlsbad, CA	92008
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (760) 494-1000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On May 23, 2006, pursuant to the K2 Inc. 2006 Long-Term Incentive Plan (the “2006 LTIP”), which was approved by the shareholders of K2 Inc. (the “Company”) on May 11, 2006, the Compensation Committee of the Board of Directors of the Company took the following actions, pursuant to the advice of, among other things, outside compensation consultants engaged by the Compensation Committee:

•	2006 LTIP Awards – Named Executive Officers

The Compensation Committee approved grants of nonqualified stock options (“Options”) in respect of shares of common stock, par value $1.00 per share, of the Company, and restricted stock units (“Restricted Stock Units”) in respect of such shares, including the approval of the target for awards of performance shares, to each of Richard J. Heckmann, Chairman and Chief Executive Officer, J. Wayne Merck, President and Chief Operating Officer, Dudley W. Mendenhall, Senior Vice President and Chief Financial Officer, John J. Rangel, President – K2 Inc. European Operations, and Monte H. Baier, Vice President, General Counsel and Secretary (collectively, the “Named Executive Officers”) under the 2006 LTIP. Attached hereto as Exhibit 99.1 and incorporated by reference herein is a summary of these equity awards.

The forms of agreement for the Options and the Restricted Stock Units for the Named Executive Officers are attached hereto as Exhibits 99.2 and 99.3, respectively, and incorporated by reference herein.

•	2006 LTIP Awards – Non-Employee Directors

The Compensation Committee approved grants of 10,000 Options and 4,500 Restricted Stock Units for each of the non-employee directors of the Board of Directors of the Company. Subject to limited exceptions, the Options and the Restricted Stock Units for the non-employee directors vest on the first anniversary of the grant; provided that each of the non-employee directors shall be permitted to defer the US Federal income tax effect of the Restricted Stock Units pursuant to applicable tax laws.

The forms of agreement for the Options the Restricted Stock Units for the non-employee directors are attached hereto as Exhibits 99.4 and 99.5, respectively, and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits:

Exhibit No.	Document

99.1	K2 Inc. 2006 LTIP Awards – Named Executive Officers

99.2	Form of K2 Inc. 2006 LTIP Nonqualified Stock Option Agreement – Employee

99.3	Form of K2 Inc. 2006 LTIP Restricted Stock Unit Agreement – Employee

99.4	Form of K2 Inc. 2006 LTIP Nonqualified Stock Option Agreement – Non-Employee Director

99.5	Form of K2 Inc. 2006 LTIP Restricted Stock Unit Agreement – Non-Employee Director

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

K2 INC.

Date: May 26, 2006	/s/ Monte H. Baier
Monte H. Baier Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Document

99.1	K2 Inc. 2006 LTIP Awards – Named Executive Officers

99.2	Form of K2 Inc. 2006 LTIP Nonqualified Stock Option Agreement – Employee

99.3	Form of K2 Inc. 2006 LTIP Restricted Stock Unit Agreement – Employee

99.4	Form of K2 Inc. 2006 LTIP Nonqualified Stock Option Agreement – Non-Employee Director

99.5	Form of K2 Inc. 2006 LTIP Restricted Stock Unit Agreement – Non-Employee Director